EXHIBIT 32.2

SECTION 906
CERTIFICATION

I, Lance F. Tucker, Senior Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer of Papa John’s International, Inc. (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.
The Report on Form 10-Q of the Company for the quarterly period ended September 23, 2012 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 31, 2012	/s/ Lance F. Tucker
Lance F. Tucker
Senior Vice President, Chief Financial
Officer, Chief Administrative Officer and
Treasurer